EXHIBIT 10.2





                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the "Employee").

                                  INTRODUCTION

     The Company is awarding shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), to the Employee under the MGIC Investment Corporation 2002 Stock Incentive Plan, (the "Plan") and this Agreement.

     This Agreement consists of this instrument and the Incorporated Terms Dated As of _________________ to Restricted Stock Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and were provided to the Employee as indicated in Paragraph 1(b) below.

     The parties mutually agree as follows:

     1.   Award of Restricted Stock; Incorporated Terms.

     (a) Subject to the terms and conditions set forth herein, the Company awards the Employee the number of shares of Stock as follows: the number of shares set forth after "Shares of Base Restricted Stock" on the signature page shall be the "Base Restricted Stock"; the number of shares set forth after "Shares of Matching Restricted Stock" on the signature page shall be the "Matching Restricted Stock"; and the number of shares set forth after "Shares of Performance Restricted Stock" shall be the "Performance Restricted Stock." The term "Restricted Stock" as used in the remainder of this Agreement shall be applied separately to the Base Restricted Stock, the Matching Restricted Stock and the Performance Restricted Stock as if the term "Restricted Stock" were the term "Base Restricted Stock," "Matching Restricted Stock," or "Performance Restricted Stock," as the case may be.

     (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement as a whole. The Incorporated Terms were attached to an e-mail sent in ________________________ to the Employee from the Company's Secretary which included other documents relating to the Restricted Stock. The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms obtained as indicated above and the text of the Incorporated Terms retained by the Company's Secretary in connection with the _______________________ meeting of the Management Development Committee, the text of the copy retained by the Secretary will control.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.

                  Date of Agreement:        As of ____________________

                                        MGIC INVESTMENT CORPORATION


                                        By:_____________________________________
                                        Title:  President and Chief
                                                Executive Officer

         Sign Here:        >            __________________________________(SEAL)
                                        Name:

                                        Shares of Base Restricted Stock:

                                        __________________

                                        Shares of Matching Restricted Stock:

                                        __________________

                                        Shares of Performance Restricted Stock:

                                        __________________

                                        Base Restricted Stock
                                        Release Date:

                                        Matching Restricted Stock
                                        Release Date:

                                        Performance Restricted Stock
                                        Release Date:

                                        Target:

                                                  * * * *

                                        Beneficiary: ___________________________

                                        Address of Beneficiary:

                                        ________________________________________

                                        ________________________________________





                                        Beneficiary Tax Identification
                                        No:_____________________________________



                                      -2-